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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 10, 2007
                                                         ----------------

                           MEDICAL NUTRITION USA, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-18349                  11-3686984
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(State or other jurisdiction       (Commission              (IRS Employer
      of incorporation)            File Number)           Identification No.)


             10 West Forest Avenue
             Englewood, New Jersey                              07631
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    (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number including area code: (201) 569-1188
                                                           --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.   Other Events

On January 9, 2007, Medical Nutrition USA, Inc. ( the "Company") applied for listing of its common stock on the NASDAQ Capital Market. The filing of this application does not constitute in any manner, acceptance for listing.


Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)      Not applicable

    (b)      Not applicable

    (c)      Not applicable



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MEDICAL NUTRITION USA, INC.


Date:  January 10, 2007                By: /s/ ALAN LEVY
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                                           Vice President, Finance,
                                           Chief Financial Officer


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